UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 9, 2025

Arch Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CityPlace One

One CityPlace Drive, Suite 300

St. Louis, Missouri 63141

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:  (314) 994-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	ARCH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Arch Resources, Inc., a Delaware corporation (the “Company”), held a special meeting of stockholders (the “Special Meeting”) on January 9, 2025 for the Company’s stockholders to vote on the matters described below in connection with the merger of equals transaction contemplated by the Agreement and Plan of Merger, dated as of August 20, 2024 (the “Merger Agreement”), by and among the Company, CONSOL Energy Inc. (“CONSOL”), and Mountain Range Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of CONSOL (“Merger Sub”). Upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger and a wholly owned subsidiary of CONSOL.

The following proposals were submitted by the Board of Directors of the Company to a vote of stockholders at the Special Meeting, and the final results of the voting on each proposal is noted below. On the record date of November 26, 2024, there were 18,108,609 shares of the Company’s common stock outstanding and entitled to vote. Each proposal is described in more detail in the definitive joint proxy statement/prospectus filed with the Securities and Exchange Commission on November 26, 2024. The Merger is expected to be completed on or around January 14, 2025, subject to the satisfaction or waiver of the remaining customary closing conditions. Following the Merger, the combined company will be renamed “Core Natural Resources, Inc.” and will be headquartered in Canonsburg, Pennsylvania, with its common stock expected to trade on the New York Stock Exchange under the ticker symbol “CNR” beginning at the open of trading on January 15, 2025.

Proposal 1 – Vote to Adopt the Merger Agreement

The stockholders were asked to vote on a proposal to adopt the Merger Agreement, providing for, among other things, the Merger (the “Merger Proposal”). The Merger Proposal was approved, as indicated below.

For	Against	Abstain	Broker Non- Votes
14,881,212	116,821	32,952	-

Proposal 2 – Advisory Vote to Approve Certain Named Executive Officer Compensation

The stockholders were asked to vote on a proposal to approve, by a non-binding advisory vote, certain compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger (the “Non-Binding Executive Compensation Advisory Proposal”). The Non-Binding Executive Compensation Advisory Proposal was approved, on an advisory basis, as indicated below.

For	Against	Abstain	Broker Non- Votes
14,418,948	578,582	33,455	-

Proposal 3 – Vote to Approve Adjournments of the Special Meeting

The stockholders were asked to vote on a proposal to approve one or more adjournments of the Special Meeting to a later date or time, if necessary or appropriate, including adjournments to permit the solicitation of additional votes or proxies if there are not sufficient votes cast at the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”). Stockholders approved the Adjournment Proposal as indicated below, but it was not necessary to adjourn the Special Meeting since the Merger Proposal was approved.

For	Against	Abstain	Broker Non- Votes
13,342,044	1,653,983	34,958	-

Cautionary Statement Regarding Forward-Looking Information

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as our expected future business and financial performance, and intended to come within the safe harbor protections provided by those sections. The words “should,” “could,” “appears,” “estimates,” “expects,” “anticipates,” “intends,” “may,” “plans,” “predicts,” “projects,” “believes,” “seeks,” or “will” or other comparable words and phrases identify forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Actual results may vary significantly from those anticipated due to many factors, including: the risk that an event, change or other circumstances could give rise to the termination of the Merger Agreement; the risk that a condition to closing of the Merger may not be satisfied on a timely basis or at all; the length of time necessary to close the Merger; the risk that the Merger may cause a loss of management personnel and other key employees; the risk that the businesses of the Company and CONSOL will not be integrated successfully after the closing of the Merger; the risk that the anticipated benefits of the Merger may not be realized or may take longer to realize than expected; the risk of litigation related to the Merger; loss of availability, reliability and cost-effectiveness of transportation facilities and fluctuations in transportation costs; operating risks beyond our control, including risks related to mining conditions, mining, processing and plant equipment failures or maintenance problems, weather and natural disasters, the unavailability of raw materials, equipment or other critical supplies, mining accidents, and other inherent risks of coal mining that are beyond our control; inflationary pressures on and availability and price of mining and other industrial supplies; changes in coal prices, which may be caused by numerous factors beyond our control, including changes in the domestic and foreign supply of and demand for coal and the domestic and foreign demand for steel and electricity; volatile economic and market conditions; the effects of foreign and domestic trade policies, actions or disputes on the level of trade among the countries and regions in which we operate, the competitiveness of our exports, or our ability to export; the effects of significant foreign conflicts; the loss of, or significant reduction in, purchases by our largest customers; our relationships with, and other conditions affecting our customers and our ability to collect payments from our customers; risks related to our international growth; competition, both within our industry and with producers of competing energy sources, including the effects from any current or future legislation or regulations designed to support, promote or mandate renewable energy sources; alternative steel production technologies that may reduce demand for our coal; our ability to secure new coal supply arrangements or to renew existing coal supply arrangements; cyber-attacks or other security breaches that disrupt our operations, or that result in the unauthorized release of proprietary, confidential or personally identifiable information; our ability to acquire or develop coal reserves in an economically feasible manner; inaccuracies in our estimates of our coal reserves; defects in title or the loss of a leasehold interest; the availability and cost of surety bonds; including potential collateral requirements; we may not have adequate insurance coverage for some business risks; disruptions in the supply of coal from third parties; decreases in the coal consumption of electric power generators could result in less demand and lower prices for thermal coal; our ability to pay dividends or repurchase shares of our common stock according to our announced intent or at all; the loss of key personnel or the failure to attract additional qualified personnel and the availability of skilled employees and other workforce factors; public health emergencies, such as pandemics or epidemics, could have an adverse effect on our business; existing and future legislation and regulations affecting both our coal mining operations and our customers’ coal usage, governmental policies and taxes, including those aimed at reducing emissions of elements such as mercury, sulfur dioxides, nitrogen oxides, particulate matter or greenhouse gases; increased pressure from political and regulatory authorities, along with environmental and climate change activist groups, and lending and investment policies adopted by financial institutions and insurance companies to address concerns about the environmental impacts of coal combustion; increased attention to environmental, social or governance matters; our ability to obtain or renew various permits necessary for our mining operations; risks related to regulatory agencies ordering certain of our mines to be temporarily or permanently closed under certain circumstances; risks related to extensive environmental regulations that impose significant costs on our mining operations, and could result in litigation or material liabilities; the accuracy of our estimates of reclamation and other mine closure obligations; the existence of hazardous substances or other environmental contamination on property owned or used by us; and risks related to tax legislation and our ability to use net operating losses and certain tax credits. All forward-looking statements in this Current Report on Form 8-K, as well as all other written and oral forward-looking statements attributable to us or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements contained in this section and elsewhere in this Current Report on Form 8-K. These factors are not necessarily all of the important factors that could affect us. These risks and uncertainties, as well as other risks of which we are not aware or which we currently do not believe to be material, may cause our actual future results to be materially different from those expressed in our forward-looking statements. These forward-looking statements speak only as of the date on which such statements were made, and we do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by the federal securities laws. For a description of some of the risks and uncertainties that may affect our future results, you should see the “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023 and subsequent Quarterly Reports on Form 10-Q.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2025	Arch Resources, Inc.

	By:	/s/ Rosemary L. Klein
Rosemary L. Klein
Senior Vice President—Law, General Counsel and Secretary